                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                October 2, 2000


                             Tice Technology, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    333-11591               62-1647888
  (State of incorporation)    (Commission File Number)       (IRS Employer
                                                         Identification Number)


                      __________________________________


                           1808-B North Cherry Street
                           Knoxville, Tennessee 37917
                                 (865) 524-1070
    (Address, zip code and telephone number of principal executive offices)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

     On October 2, 2000, Tice issued a press release announcing the execution of letters of intent to acquire two private businesses and the intent to sell shares to accredited investors in a private placement. Attached as Exhibit 99(i) and incorporated herein by reference is a copy of the press release.

Item 7.   Financial Statements and Exhibits.

     (c)  The following document is furnished as an exhibit to this report:

Exhibit                                                                                    Page
 Number    Description of Documents                                                       Number
 ------    ------------------------                                                       ------
  99(i)    Press Release, October 2, 2000, in which Tice announces the execution          3
           of letters of intent to acquire two private businesses and the intent to sell shares to accredited investors in a private placement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Tice Technology, Inc.


Date: October 2, 2000               By: /s/ Charles R. West
                                        ---------------------------------
                                        Charles R. West, President